SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 or 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) – August 7, 2002

ANWORTH MORTGAGE ASSET CORPORATION
(Exact name of Registrant as specified in its Charter)

Maryland	001-13709	52-2059785
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation or Organization)	File Number)	Identification No.)

1299 Ocean Avenue, Suite 200, Santa Monica, California (Address of Principal Executive Offices)		90401 (Zip Code)

Registrant’s telephone number, including area code: (310) 394-0115

Not Applicable

(Former Name or Former Address, if Changed since Last Report)

Item 7.    Exhibits.

(a)	Not Applicable.

(b)	Not Applicable.

(c)	Exhibits.

Exhibit 99.1

Press Release dated August 7, 2002 of the Registrant.

Item 9.    Registration FD Disclosure.

Anworth Mortgage Asset Corporation filed a Form 8-K dated August 7, 2002 which included as Exhibit 99.1 a press release dated August 7, 2002. This amendment is being filed solely for the purpose of correcting a filing error and delivering the full text of Exhibit 99.1. Exhibit 99.1 appearing in this filing supersedes in its entirety Exhibit 99.1 appearing in the original Form 8-K filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ANWORTH MORTGAGE ASSET CORPORATION

Date: August 8, 2002	By:	/s/ JOSEPH LLOYD MCADAMS
Name: Joseph Lloyd McAdams
Title: President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release dated August 7, 2002 of the Registrant.